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                                                                      Exhibit 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (No. 033-59085, No. 033-65441, and No. 333-52737) of
Plymouth Rubber Company, Inc. of our report dated February 2, 2001 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.



/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 28, 2001